UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2017

Eldorado Resorts, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36629	46-3657681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Liberty Street, Suite 1150 Reno, NV	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (775) 328-0100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On May 1, 2017, Eldorado Resorts, Inc., a Nevada corporation (the “Company”), completed its previously announced acquisition of Isle of Capri Casinos, Inc., a Delaware corporation (“Isle”), pursuant to the Agreement and Plan of Merger, dated as of September 19, 2016 (the “Merger Agreement”), by and among the Company, Isle, Eagle I Acquisition Corp., a Delaware corporation and direct wholly owned subsidiary of the Company (“Merger Sub A”), and Isle of Capri Casinos LLC (f/k/a Eagle II Acquisition Company LLC), a Delaware limited liability company and direct wholly owned subsidiary of the Company (“Merger Sub B”).

Item 1.01 Entry into a Material Definitive Agreement

Supplemental Indentures

As previously announced, on March 29, 2017, Merger Sub B issued $375 million aggregate principal amount of 6% Senior Notes due 2025 (the “2025 Notes”) pursuant to an indenture, dated as of March 29, 2017 (the “2025 Notes Indenture”), between Merger Sub B and U.S. Bank National Association, as Trustee (the “Trustee”). On May 1, 2017, in connection with the consummation of the Mergers (as defined below), the Company, Merger Sub B, the Trustee and certain subsidiaries of the Company (the “2025 Notes Guarantors”) entered into a Supplemental Indenture (the “2025 Notes Supplemental Indenture”), pursuant to which (i) the Company assumed the obligations of Merger Sub B under the 2025 Notes and the 2025 Notes Indenture and (ii) each of the 2025 Notes Guarantors agreed to become a guarantor of the Company’s obligations under the 2025 Notes and the 2025 Notes Indenture.

On May 1, 2017, in connection with the Mergers, certain subsidiaries of Merger Sub B, as guarantors (the “2023 Notes Guarantors”), the Company and the Trustee executed a Fourth Supplemental Indenture, dated as of May 1, 2017 (the “2023 Notes Supplemental Indenture”), supplementing the Indenture dated as of July 23, 2015, as supplemented by that certain First Supplemental Indenture dated as of December 16, 2015, that certain Second Supplemental Indenture dated as of May 26, 2016 and that certain Third Supplemental Indenture dated as of March 16, 2017 (the “2023 Notes Indenture”), that was executed by such parties with respect to the Company’s 7% Senior Notes due 2023. Pursuant to the 2023 Notes Supplemental Indenture, each of the 2023 Notes Guarantors agreed to become a guarantor of the Company’s obligations under the 2023 Notes and the 2023 Notes Indenture.

Joinder and Assumption Agreement and Guaranty Agreement

As previously announced, on April 17, 2017, Merger Sub B entered into a Credit Agreement with JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and the lenders party thereto (the “Credit Agreement”), consisting of a $1.45 billion term loan facility and a $300 million revolving credit line. On May 1, 2017, in connection with the consummation of the Mergers (i) the Company, Merger Sub B and the Administrative Agent entered into a Borrower Joinder and Assumption Agreement (the “Joinder and Assumption Agreement”), pursuant to which the Company assumed the obligations of Merger Sub B under the Credit Agreement and (ii) certain subsidiaries of the Company (the “Credit Agreement Guarantors”) entered into a Guaranty Agreement (the “Guaranty Agreement”), pursuant to which the Credit Agreement Guarantors agreed to become a guarantor of the Company’s obligations under the Credit Agreement.

Registration Rights Agreement

As previously announced, on September 19, 2016, the Company and Isle entered into (i) a voting agreement (the “REI Voting Agreement”) with Recreational Enterprises, Inc., a Nevada corporation (“REI”) and (ii) a voting agreement (the “GFIL Voting Agreement”) with GFIL Holdings, LLC, a Delaware limited liability company (“GFIL”). Pursuant to the REI Voting Agreement and the GFIL Voting Agreement, the Company agreed to grant registration rights to REI and GFIL, respectively. On May 1, 2017, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with REI and GFIL (collectively, the “Holders”) pursuant to which the Company granted certain registration rights to the Holders with respect to the shares of common stock, par value $0.00001, of the Company (“ERI Stock”) held by the Holders (the “Registrable Securities”). Under the Registration Rights Agreement, the Company has agreed to file a shelf registration statement registering the sale of shares by GFIL no later than 45 days following the closing date of the Mergers and the Holders will have certain customary demand and piggyback registration rights. The Company has agreed to pay certain fees and expenses relating to registering and offering the Registrable Securities in compliance with the Company’s obligations under the Registration Rights Agreement.

The foregoing description of the 2025 Notes Supplemental Indenture, the 2023 Notes Supplemental Indenture, the Joinder and Assumption Agreement, the Guaranty Agreement and the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the Notes Supplemental Indenture, the Joinder and Assumption Agreement and the Registration Rights Agreement filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5 hereto, respectively, and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 1, 2017, pursuant to the Merger Agreement, Merger Sub A merged with and into Isle, with Isle continuing as the surviving entity (the “First Step Merger”), and immediately following the First Step Merger, Isle merged with and into Merger Sub B, with Merger Sub B continuing as the surviving entity (the “Second Step Merger,” and together with the First Step Merger, the “Mergers”).

Pursuant to the Merger Agreement, as a result of the First Step Merger, each share of common stock, par value $0.01 per share, of Isle (“Isle Stock”), converted into the right to receive, at the election of the holders of such shares of Isle Stock, subject to adjustment and proration and reallocation as described in the Merger Agreement, $23.00 in cash (the “Cash Consideration”) or 1.638 shares of ERI Stock (the “Stock Consideration”).

Holders of 35,667,371 shares of Isle Stock (including shares tendered via notices of guaranteed delivery) elected to receive the Stock Consideration (“Stock Election Shares”), holders of 6,882,190 shares of Isle Stock (including shares tendered via notices of guaranteed delivery) elected to receive the Cash Consideration (“Cash Election Shares”), and holders of the remaining shares of Isle Stock did not make any election (“No Election Shares”). As a result and in accordance with the adjustment, proration and reallocation procedures described in the Merger Agreement, (x) each holder of Cash Election Shares and No Election Shares will receive Cash Consideration in respect of such Cash Election Shares and No Election Shares and (y) each holder of Stock Election Shares will receive Stock Consideration in respect of a portion of the Stock Election Shares held by such holder and Cash Consideration in respect of the remaining portion of the Stock Election Shares held by such holder (such portions to be finally determined upon expiration of the period for delivery of shares tendered via notices of guaranteed delivery).

Each Isle stock option, whether vested or unvested, that was outstanding (or deemed outstanding) immediately prior to the effective time of the First Step Merger (the “Effective Time”) was converted into an option or right to purchase that number of shares ERI Stock equal to the number of shares of Isle Stock subject to the stock option multiplied the Stock Consideration at an exercise price equal to the exercise price of the Isle stock option divided by the Stock Consideration. Each restricted share of Isle Stock that was outstanding (or deemed outstanding) immediately prior to the Effective Time was converted into a restricted share of ERI Stock in an amount equal to the Stock Consideration, with aggregated fractional shares rounded to the nearest whole share. Each Isle performance stock unit that was outstanding immediately prior to the Effective Time was converted into a number of performance stock units in respect of ERI Stock in an amount equal to the Stock Consideration. Each Isle restricted stock unit, deferred stock unit or phantom unit (collectively, “RSUs”) was converted into a number of restricted stock units, deferred stock units or phantom units, as applicable, in respect of shares of ERI Stock in an amount equal to the Stock Consideration, with aggregated fractional shares rounded to the nearest whole share. Each converted stock option, restricted share, performance stock unit and RSU remains subject to the same restrictions and other terms as are set forth in, and will continue to vest or accelerate, if unvested, in accordance with, the applicable Isle stock plan, award agreement pursuant to which the stock option, restricted share, performance stock unit or RSU, as applicable, was granted, and any other relevant agreements (such as an employment agreement).

Based on the closing price of $19.12 per share of ERI Stock on the NASDAQ Global Select Market on April 28, 2017, the aggregate implied value of the consideration paid to former holders of Isle Stock in connection with the consummation of the Mergers was approximately $1.096 billion, including approximately $544.3 in ERI Stock and approximately $552.0 million in cash.

The foregoing description of the Merger Agreement and the Mergers is not complete and is qualified in its entirety by reference to the Merger Agreement filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above with respect to the 2025 Notes Supplemental Indenture and the Joinder and Assumption Agreement is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth under Item 1.01 above with respect to the Registration Rights Agreement is incorporated herein by reference.

Item 5.02 Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the Merger Agreement, as of the effective time of the Second Step Merger, the Company expanded its board of directors from seven (7) directors to nine (9) directors and appointed Bonnie Biumi and Gregory J. Kozicz, two members of the board of directors of Isle mutually agreed upon by the Company and Isle, to such newly created vacancies.

The Company expects to pay annual compensation to each of Bonnie Biumi and Gregory J. Kozicz equal to $60,000 in cash plus grants of equity in the Company with value equal to $150,000. The Company also expects to pay additional fees to each of Bonnie Biumi and Gregory J. Kozicz in connection with such director’s membership or chairmanship of board committees.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of Isle as of April 24, 2016 and April 26, 2015 and the audited consolidated statements of operations, consolidated comprehensive income (loss), consolidated statements of stockholders’ equity and consolidated statements of cash flows of Isle for the years ended April 24, 2016, April 26, 2015 and April 27, 2014 and the notes related thereto are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The unaudited consolidated balance sheet of Isle as of January 22, 2017 and the unaudited consolidated statements of operations, consolidated statements of stockholders’ equity and consolidated statements of cash flows of Isle for the nine months’ ended January 22, 2017 and January 24, 2016 and the notes related thereto are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The selected unaudited pro forma condensed combined financial data for the year ended December 31, 2016 are attached hereto as Exhibit 99.3 and are incorporated herein by reference. The selected unaudited pro forma condensed combined financial data for the three months ended March 31, 2017 will be filed pursuant to an amendment to this Current Report on Form 8-K no later than 71 days following the date that this report is required to be filed.

(d)	Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 19, 2016, by and among Isle of Capri Casinos, Inc., Eldorado Resorts, Inc., Eagle I Acquisition Corp. and Isle of Capri Casinos LLC (f/k/a Eagle II Acquisition Company LLC) (incorporated by reference to Exhibit 2.1 to Eldorado Resorts Inc.’s Current Report on Form 8-K filed on September 22, 2016).

4.1	Supplemental Indenture, dated as of May 1, 2017, by and among Eldorado Resorts, Inc. and the guarantors party thereto and U.S. Bank National Association.

4.2	Fourth Supplemental Indenture, dated as of May 1, 2017, by and among Eldorado Resorts, Inc., the guarantors party thereto and U.S. Bank National Association.

4.3	Borrower Joinder and Assumption Agreement, dated as of May 1, 2017, by and among Eldorado Resorts, Inc., Isle of Capri Casinos LLC and JPMorgan Chase Bank, N.A.

4.4	Guaranty Agreement, dated as of May 1, 2017, by and among the guarantors party thereto and JPMorgan Chase Bank, N.A.

4.5	Registration Rights Agreement, dated as of May 1, 2017, by and among Eldorado Resorts, Inc., Recreational Enterprises, Inc., GFIL Holdings, LLC and certain of its affiliates.

Exhibit No.	Description

99.1	The audited consolidated balance sheets of Isle of Capri Casinos, Inc. as of April 24, 2016 and April 26, 2015 and the audited consolidated statements of operations, consolidated statement of comprehensive income (loss), consolidated statements of stockholders’ equity and consolidated statements of cash flows for the years ended April 24, 2016, April 26, 2015 and April 27, 2014, and the related notes thereto (incorporated by reference to Exhibit 99.1 to Isle of Capri Casinos, Inc.’s Current Report on Form 8-K, filed on December 21, 2016).

99.2	The unaudited consolidated balance sheet of Isle of Capri Casinos, Inc. as of January 22, 2017 and January 24, 2016 and the unaudited consolidated statement of operations, consolidated statements of stockholders’ equity and consolidated statement of cash flows of Isle for the nine months’ ended January 22, 2017 and January 24, 2016 and the notes related thereto (incorporated by reference to Item 1 of Isle of Capri Casinos, Inc.’s Quarterly Report on Form 10-Q, for the quarterly period ended January 22, 2017, filed on February 24, 2017).

99.3	Selected unaudited pro forma condensed combined financial data for the year ended December 31, 2016 (incorporated by reference to Exhibit 99.1 to Eldorado Resorts Inc.’s Current Report on Form 8-K filed on March 13, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eldorado Resorts, Inc.

Date: May 1, 2017	By:	/s/ Gary L. Carano
	Name:	Gary L. Carano
	Title:	Chief Executive Officer